Senior Housing Properties Trust Third Quarter 2017 Supplemental Operating and Financial Data All amounts in this report are unaudited. Premier Residences of Plantation, Plantation, FL Operator: Five Star Senior Living 272 Living Units

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 2 TABLE OF CONTENT S TABLE OF CONTENTS PAGE CORPORATE INFORMATION 6 Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS 10 Key Financial Data 11 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Income 13 Condensed Consolidated Statements of Income (Additional Data) 14 Consolidated Statements of Cash Flows 15 Debt Summary 16 Debt Maturity Schedule 17 Leverage Ratios, Coverage Ratios and Public Debt Covenants 18 Summary of Capital Expenditures 19 Property Acquisitions / Dispositions Information Since January 1, 2017 20 Calculation and Reconciliation of Net Operating Income (NOI) and Cash Basis NOI 21 Consolidated Net Operating Income (NOI) and Cash Basis NOI 22 Same Property NOI and Cash Basis NOI 23 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended September 30, 2017 and 2016 24 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Nine Months Ended September 30, 2017 and 2016 25 Calculation and Reconciliation of EBITDA and Adjusted EBITDA 26 Calculation and Reconciliation of Funds from Operations (FFO) and Normalized FFO 27 Definitions of Certain Non-GAAP Financial Measures 28 PORTFOLIO INFORMATION 29 Portfolio Summary by Geographic Diversification and Property Mix 30 Portfolio Summary by Property Type and Tenant 31 Occupancy by Property Type and Tenant 32 Rent Coverage by Tenant (Triple Net Leased Senior Living Communities and Wellness Centers) 33 Triple Net Leased Senior Living Communities Segment and Same Property – Results of Operations 34 Managed Senior Living Communities Segment and Same Property – Results of Operations 35 MOB Portfolio Segment and Same Property - Results of Operations (Three Months Ended September 30, 2017 and 2016) 36 MOB Portfolio Segment and Same Property - Results of Operations (Nine Months Ended September 30, 2017 and 2016) 37 MOB Leasing Summary 38 Tenants Representing 1% or More of Total Annualized Rental Income 39 Portfolio Lease Expiration Schedule 40

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 3 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENT S WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS "BELIEVE", "EXPECT", "ANTICIPATE", "INTEND", "PLAN", "ESTIMATE", "WILL", "MAY" AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RETAIN OUR EXISTING TENANTS, ATTRACT NEW TENANTS AND MAINTAIN OR INCREASE CURRENT RENTAL RATES, • THE CREDIT QUALITIES OF OUR TENANTS, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • OUR ACQUISITIONS AND SALES OF PROPERTIES, • THE ABILITY OF THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES TO MAINTAIN AND INCREASE OCCUPANCY, REVENUES AND OPERATING INCOME AT THOSE COMMUNITIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND THE AMOUNT OF SUCH DISTRIBUTIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • OUR BELIEF THAT THE AGING U.S. POPULATION AND INCREASING LIFE SPANS OF SENIORS WILL INCREASE THE DEMAND FOR SENIOR LIVING SERVICES, • OUR BELIEF THAT FIVE STAR SENIOR LIVING INC., OR FIVE STAR, OUR FORMER SUBSIDIARY AND LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES, HAS ADEQUATE FINANCIAL RESOURCES AND LIQUIDITY AND THE ABILITY TO MEET ITS OBLIGATIONS TO US AND TO MANAGE OUR SENIOR LIVING COMMUNITIES SUCCESSFULLY, AND • OTHER MATTERS.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 4 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (continued ) OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS AND MANAGERS, • THE IMPACT OF THE PATIENT PROTECTION AND AFFORDABLE CARE ACT, AS AMENDED BY THE HEALTH CARE AND EDUCATION RECONCILIATION ACT, OR COLLECTIVELY, THE ACA, INCLUDING CURRENT PROPOSALS TO REPEAL OR TO REPEAL AND REPLACE THE ACA, AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS ON US, ON OUR TENANTS AND MANAGERS AND ON THEIR ABILITY TO PAY OUR RENTS AND RETURNS, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, FIVE STAR, THE RMR GROUP LLC, OR RMR LLC, RMR INC., AIC AND OTHERS AFFILIATED WITH THEM, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • COMPETITION WITHIN THE HEALTHCARE AND REAL ESTATE INDUSTRIES, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • FIVE STAR IS OUR LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES AND IT MAY EXPERIENCE FINANCIAL DIFFICULTIES AS A RESULT OF A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO: • CHANGES IN MEDICARE OR MEDICAID POLICIES, INCLUDING THOSE THAT MAY RESULT FROM THE ACA, INCLUDING CURRENT PROPOSALS TO REPEAL OR TO REPEAL AND REPLACE THE ACA, AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS, WHICH COULD RESULT IN REDUCED MEDICARE OR MEDICAID RATES OR A FAILURE OF SUCH RATES TO COVER FIVE STAR'S COSTS OR LIMIT THE SCOPE OR FUNDING OF EITHER OR BOTH PROGRAMS, • THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON FIVE STAR AND ITS RESIDENTS AND OTHER CUSTOMERS, • COMPETITION WITHIN THE SENIOR LIVING SERVICES BUSINESS, • INCREASES IN INSURANCE AND TORT LIABILITY COSTS, • INCREASES IN COMPLIANCE COSTS, AND • INCREASES IN FIVE STAR'S LABOR COSTS OR IN COSTS FIVE STAR PAYS FOR GOODS AND SERVICES. • IF FIVE STAR'S OPERATIONS CONTINUE TO BE UNPROFITABLE, IT MAY DEFAULT ON ITS RENT OBLIGATIONS TO US, • IF FIVE STAR FAILS TO PROVIDE QUALITY SERVICES AT SENIOR LIVING COMMUNITIES THAT WE OWN, OUR INCOME FROM THESE COMMUNITIES MAY BE ADVERSELY AFFECTED, • IN RESPONSE TO COMPETITIVE PRESSURES RESULTING FROM RECENT AND EXPECTED NEW SUPPLY OF SENIOR LIVING COMMUNITIES, WE HAVE BEEN INVESTING IN IMPROVEMENTS TO OUR EXISTING SENIOR LIVING COMMUNITIES. OUR COMMUNITIES MAY FAIL TO BE COMPETITIVE AND THEY MAY FAIL TO ATTRACT RESIDENTS, DESPITE OUR CAPITAL INVESTMENTS, • OUR OTHER TENANTS MAY EXPERIENCE LOSSES AND DEFAULT ON THEIR RENT OBLIGATIONS TO US, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE AND OPERATE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND ARRANGE FOR THEIR PROFITABLE OPERATION OR LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING EXPENSES, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND OUR PENDING ACQUISITIONS AND SALES AND ANY RELATED LEASES OR MANAGEMENT ARRANGEMENTS WE MAY EXPECT TO ENTER INTO MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS OR ARRANGEMENTS MAY CHANGE, • WE EXPECT TO ENTER INTO ADDITIONAL LEASE OR MANAGEMENT ARRANGEMENTS WITH FIVE STAR FOR ADDITIONAL SENIOR LIVING COMMUNITIES THAT WE OWN OR MAY ACQUIRE IN THE FUTURE. HOWEVER, WE CANNOT BE SURE THAT WE WILL ENTER INTO ANY ADDITIONAL LEASES, MANAGEMENT ARRANGEMENTS OR OTHER TRANSACTIONS WITH FIVE STAR,

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 5 W ARNING CONCERNING FO RW ARD LOOKING S TA TEMENTS (continued ) • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE CREDIT FACILITIES WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH FACILITIES, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS MAY BE INCREASED TO UP TO $3.1 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES. HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND TERM LOANS AND THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS. FUTURE CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017, APPROXIMATELY 97% OF OUR NOI WAS GENERATED FROM PROPERTIES WHERE A MAJORITY OF THE REVENUES ARE DERIVED FROM OUR TENANTS’ AND RESIDENTS’ PRIVATE RESOURCES. THIS MAY IMPLY THAT WE WILL MAINTAIN OR INCREASE THE PERCENTAGE OF OUR NOI GENERATED FROM PRIVATE RESOURCES AT OUR SENIOR LIVING COMMUNITIES. HOWEVER, OUR RESIDENTS AND PATIENTS MAY BECOME UNABLE TO FUND OUR CHARGES WITH PRIVATE RESOURCES AND WE MAY BE REQUIRED OR MAY ELECT FOR BUSINESS REASONS TO ACCEPT OR PURSUE REVENUES FROM GOVERNMENT SOURCES, WHICH COULD RESULT IN AN INCREASED PART OF OUR NOI AND REVENUE BEING GENERATED FROM GOVERNMENT PAYMENTS AND OUR BECOMING MORE DEPENDENT ON GOVERNMENT PAYMENTS, • CIRCUMSTANCES THAT ADVERSELY AFFECT THE ABILITY OF SENIORS OR THEIR FAMILIES TO PAY FOR OUR TENANTS' AND MANAGER'S SERVICES, SUCH AS ECONOMIC DOWNTURNS, WEAK HOUSING MARKET CONDITIONS, HIGHER LEVELS OF UNEMPLOYMENT AMONG OUR RESIDENTS' FAMILY MEMBERS, LOWER LEVELS OF CONSUMER CONFIDENCE, STOCK MARKET VOLATILITY AND/OR CHANGES IN DEMOGRAPHICS GENERALLY COULD AFFECT THE PROFITABILITY OF OUR SENIOR LIVING COMMUNITIES, • AS OF SEPTEMBER 30, 2017, WE HAD ESTIMATED UNSPENT LEASING RELATED OBLIGATIONS OF $21.6 MILLION. IT IS DIFFICULT TO ACCURATELY ESTIMATE TENANT SPACE PREPARATION COSTS. OUR UNSPENT LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE CURRENTLY EXPECT, AND WE MAY INCUR INCREASING AMOUNTS FOR THESE AND SIMILAR PURPOSES IN THE FUTURE, • WE MAY NOT BE ABLE TO SELL PROPERTIES THAT WE DETERMINE TO OFFER FOR SALE ON TERMS ACCEPTABLE TO US OR OTHERWISE, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING FIVE STAR, RMR LLC, RMR INC., ABP TRUST, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, • RMR INC. MAY REDUCE THE AMOUNT OF ITS DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, • OUR SENIOR LIVING COMMUNITIES ARE SUBJECT TO EXTENSIVE GOVERNMENT REGULATION, LICENSURE AND OVERSIGHT. WE SOMETIMES EXPERIENCE DEFICIENCIES IN THE OPERATION OF OUR SENIOR LIVING COMMUNITIES AND SOME OF OUR COMMUNITIES MAY BE PROHIBITED FROM ADMITTING NEW RESIDENTS OR OUR LICENSE TO CONTINUE OPERATIONS AT A COMMUNITY MAY BE REVOKED. ALSO, OPERATING DEFICIENCIES OR A LICENSE REVOCATION AT ONE OR MORE OF OUR SENIOR LIVING COMMUNITIES MAY HAVE AN ADVERSE IMPACT ON OUR ABILITY TO OBTAIN LICENSES FOR, OR ATTRACT RESIDENTS TO, OUR OTHER COMMUNITIES, AND • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS NEW LEGISLATION OR REGULATIONS AFFECTING OUR BUSINESS OR THE BUSINESSES OF OUR TENANTS OR MANAGERS, CHANGES IN OUR TENANTS' OR MANAGERS' REVENUES OR COSTS, CHANGES IN OUR TENANTS' OR MANAGERS' FINANCIAL CONDITIONS, DEFICIENCIES IN OPERATIONS BY A TENANT OR MANAGER OF ONE OR MORE OF OUR SENIOR LIVING COMMUNITIES, CHANGED MEDICARE OR MEDICAID RATES, ACTS OF TERRORISM, NATURAL DISASTERS OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 6 CORPORATE INFORMATION 6 2601 Patriot Boulevard, Glenview, IL Tenant: GN Hearing Care Corporation Square Feet: 48,911

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 7 COM PAN Y PROFIL E The Company: Senior Housing Properties Trust, or SNH, we, our or us, is a real estate investment trust, or REIT, which owns independent and assisted living communities, continuing care retirement communities, skilled nursing facilities, or SNFs, wellness centers, and properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants, or MOBs, located throughout the U.S. We are included in a number of stock indices, including the S&P 400 MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index. Management: SNH is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly owned equity REITs and three real estate related operating businesses. In addition to managing SNH, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Select Income REIT, a REIT which owns properties that are primarily leased to single tenants, and Government Properties Income Trust, a REIT that owns properties leased primarily to the U.S. government and state governments. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities (including senior living communities that SNH owns), and Sonesta International Hotels Corporation, a privately owned franchisor and operator of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies, a publicly traded mortgage REIT and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of September 30, 2017, RMR had $28.5 billion of real estate assets under management and the combined RMR managed companies had approximately $11 billion of annual revenues, over 1,400 properties and approximately 53,000 employees. We believe that being managed by RMR is a competitive advantage for SNH because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. Corporate Headquarters: Two Newton Place 255 Washington Street Suite 300 Newton, MA 02458-1634 (t) (617)796-8350 (f) (617)796-8349 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: SNH 5.625% Senior Notes due 2042: SNHNI 6.250% Senior Notes due 2046: SNHNL Senior Unsecured Debt Ratings: Moody's: Baa3 Standard & Poor's: BBB- COMPANY PROFILE

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 8 INVES TOR INFORM ATIO N INVESTOR INFORMATION Board of Trustees John L. Harrington Lisa Harris Jones Jeffrey P. Somers Independent Trustee Independent Trustee Lead Independent Trustee Adam D. Portnoy Barry M. Portnoy Managing Trustee Managing Trustee Senior Management David J. Hegarty Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information Investor Relations Inquiries Senior Housing Properties Trust Financial inquiries should be directed to Richard W. Siedel, Jr. Two Newton Place Chief Financial Officer & Treasurer, at (617) 796-8223, 255 Washington Street, Suite 300 or rsiedel@snhreit.com. Newton, MA 02458-1634 (t) (617) 796-8350 Investor and media inquiries should be directed to (f) (617) 796-8349 Brad Shepherd, Director, Investor Relations, at (email) info@snhreit.com (617) 796-8234, or bshepherd@snhreit.com. (website) www.snhreit.com

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 9 RESEARCH COVERAG E RESEARCH COVERAGE Equity Research Coverage Bank of America / Merrill Lynch JMP Securities Robert W. Baird & Co. Juan Sanabria Peter Martin Drew Babin (646) 855-1589 (415) 835-8904 (610) 238-6634 juan.sanabria@baml.com pmartin@jmpsecurities.com dbabin@wbaird.com Cantor Fitzgerald Morgan Stanley UBS Joseph France Vikram Malhotra Nick Yulico (212) 915-1239 (212) 761-7064 (212) 713-3402 jfrance@cantor.com vikram.malhotra@morganstanley.com nick.yulico@ubs.com FBR & Co. Raymond James Wells Fargo Securities Bryan Maher Jonathan Hughes Todd Stender (646) 885-5423 (727) 567-2438 (212) 214-8067 bmaher@fbr.com jonathan.hughes@raymondjames.com todd.stender@wellsfargo.com Jefferies & Company RBC Capital Markets Omotayo Okusanya Michael Carroll (212) 336-7076 (440) 715-2649 tokusanya@jefferies.com michael.carroll@rbccm.com Rating Agencies Moody’s Investors Service Standard & Poor’s Lori Marks Michael Souers (212) 553-1098 (212) 438-2508 lori.marks@moodys.com michael.souers@standardandpoors.com SNH is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 10 FINANCIALS 9900 & 9930 Independence Park Drive, Richmond, VA Tenant: HCA-Health Services of Virginia Inc. Square Feet: 45,645 10

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 11 KE Y FINANCIA L D AT A KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and For the Three Months Ended 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 Selected Balance Sheet Data: Total gross assets (1) $ 8,663,101 $ 8,610,002 $ 8,597,102 $ 8,555,765 $ 8,510,876 Total assets $ 7,187,741 $ 7,183,620 $ 7,220,204 $ 7,227,754 $ 7,230,098 Total liabilities $ 3,900,186 $ 3,842,841 $ 3,801,180 $ 4,028,349 $ 3,991,130 Total equity $ 3,287,555 $ 3,340,779 $ 3,419,024 $ 3,199,405 $ 3,238,968 Selected Income Statement Data: Total revenues (2) $ 266,679 $ 265,013 $ 264,561 $ 274,296 $ 263,983 Net income $ 35,793 $ 17,402 $ 32,281 $ 42,885 $ 27,903 Net income attributable to common shareholders $ 34,414 $ 16,042 $ 32,155 $ 42,885 $ 27,903 Net Operating Income (NOI) (3) $ 161,965 $ 162,218 $ 163,504 $ 173,275 $ 160,636 Adjusted EBITDA (4) $ 151,515 $ 151,808 $ 152,984 $ 162,505 $ 150,157 Funds from Operations (FFO) (5) $ 95,728 $ 85,488 $ 104,874 $ 117,522 $ 104,825 Normalized FFO (5) $ 104,024 $ 103,601 $ 108,432 $ 118,601 $ 105,733 Per Common Share Data (basic and diluted): Net income attributable to common shareholders $ 0.14 $ 0.07 $ 0.14 $ 0.18 $ 0.12 FFO (5) $ 0.40 $ 0.36 $ 0.44 $ 0.50 $ 0.44 Normalized FFO (5) $ 0.44 $ 0.44 $ 0.46 $ 0.50 $ 0.45 Dividends: Annualized distribution paid per common share (6) $ 1.56 $ 1.56 $ 1.56 $ 1.56 $ 1.56 Annualized distribution yield (at end of period) (6) 8.0% 7.6% 7.7% 8.2% 6.9% Normalized FFO payout ratio (basic and diluted) (5) (6) 88.6% 88.6% 85.4% 78.1% 87.6% (1) Total gross assets is total assets plus accumulated depreciation. (2) In the fourth quarter of 2016, we recognized $10.2 million of percentage rent for the year ended December 31, 2016. (3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to that amount. (4) See page 26 for the calculation of earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA as adjusted, or Adjusted EBITDA, and a reconciliation of net income determined in accordance with GAAP to these amounts. (5) See page 27 for the calculation of FFO and Normalized FFO and a reconciliation of net income attributable to common shareholders determined in accordance with GAAP to these amounts. (6) Stated amounts reflect the annualized regular quarterly distribution rates per share. Annualized distribution yield is the annualized distribution paid during the applicable period divided by the closing price of SNH's common shares on The Nasdaq Stock Market LLC at the end of the period.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 12 CONDENSED CONSOLID ATED BALANCE SHEET S As of September 30, 2017 As of December 31, 2016 ASSETS Real estate properties: Land $ 814,137 $ 803,773 Buildings and improvements 7,023,311 6,926,750 7,837,448 7,730,523 Accumulated depreciation (1,475,360) (1,328,011) 6,362,088 6,402,512 Cash and cash equivalents 28,870 31,749 Restricted cash 14,088 3,829 Acquired real estate leases and other intangible assets, net 463,802 514,446 Other assets, net 318,893 275,218 Total assets $ 7,187,741 $ 7,227,754 LIABILITIES AND EQUITY Unsecured revolving credit facility $ 471,000 $ 327,000 Unsecured term loans, net 547,253 547,058 Senior unsecured notes, net 1,724,936 1,722,758 Secured debt and capital leases, net 815,500 1,117,649 Accrued interest 32,185 18,471 Assumed real estate lease obligations, net 98,498 106,038 Other liabilities 210,814 189,375 Total liabilities 3,900,186 4,028,349 Commitments and contingencies Equity: Equity attributable to common shareholders: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,630,409 and 237,544,479 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively 2,376 2,375 Additional paid in capital 4,609,029 4,533,456 Cumulative net income 1,701,495 1,618,885 Cumulative other comprehensive income 66,310 34,549 Cumulative distributions (3,267,792) (2,989,860) Total equity attributable to common shareholders 3,111,418 3,199,405 Noncontrolling interest: Total equity attributable to noncontrolling interest 176,137 — Total equity 3,287,555 3,199,405 Total liabilities and equity $ 7,187,741 $ 7,227,754 CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share and per share data)

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 13 CONDENSED CONSOLID ATED S TA TEMENTS OF INCOM E CONDENSED CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except per share data) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2017 2016 2017 2016 Revenues: Rental income $ 168,348 $ 165,503 $ 501,437 $ 490,922 Residents fees and services 98,331 98,480 294,816 292,803 Total revenues 266,679 263,983 796,253 783,725 Expenses: Property operating expenses 104,714 103,347 308,565 298,776 Depreciation and amortization 66,619 72,344 209,463 214,938 General and administrative 19,883 12,107 57,889 34,931 Acquisition and certain other transaction related costs — 824 292 1,443 Impairment of assets — 4,578 5,082 16,930 Total expenses 191,216 193,200 581,291 567,018 Operating income 75,463 70,783 214,962 216,707 Dividend income 659 659 1,978 1,449 Interest and other income 128 89 323 330 Interest expense (40,105) (43,438) (124,394) (123,837) Loss on early extinguishment of debt (274) (84) (7,627) (90) Income from continuing operations before income tax expense and equity in earnings of an investee 35,871 28,009 85,242 94,559 Income tax expense (109) (119) (300) (318) Equity in earnings of an investee 31 13 533 107 Income before gain on sale of properties 35,793 27,903 85,475 94,348 Gain on sale of properties — — — 4,061 Net income 35,793 27,903 85,475 98,409 Net income attributable to noncontrolling interest (1,379) — (2,865) — Net income attributable to common shareholders $ 34,414 $ 27,903 $ 82,610 $ 98,409 Weighted average common shares outstanding (basic) 237,421 237,347 237,404 237,329 Weighted average common shares outstanding (diluted) 237,460 237,396 237,445 237,369 Per common share data (basic and diluted): Net income attributable to common shareholders $ 0.14 $ 0.12 $ 0.35 $ 0.41

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 14 CONDENSED CONSOLID ATED S TA TEMENTS OF INCOME (ADDITIONA L D AT A) CONDENSED CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA) (dollars in thousands) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2017 2016 2017 2016 Additional Data: General and administrative expenses / total revenues 7.5% 4.6% 7.3% 4.5% General and administrative expenses / total assets (at end of period) 0.3% 0.2% 0.8% 0.5% Non-cash stock based compensation $ 593 $ 867 $ 1,626 $ 2,134 Non-cash lease termination fees included in rental income $ — $ — $ — $ 42 Estimated business management incentive fees (1) $ 8,022 $ — $ 22,048 $ — Continuing Operations: Straight line rent included in rental income (2) $ 3,621 $ 4,292 $ 10,485 $ 13,598 Lease value amortization included in rental income (2) $ 1,352 $ 1,236 $ 3,963 $ 3,795 Amortization of deferred financing fees and debt premiums / discounts $ 1,247 $ 1,489 $ 4,050 $ 4,272 Non-cash amortization included in property operating expenses (3) $ 199 $ 199 $ 598 $ 597 Non-cash amortization included in general and administrative expenses (3) $ 744 $ 744 $ 2,231 $ 2,231 (1) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. The increases in these amounts for the three and nine months ended September 30, 2017 compared to the comparable 2016 periods are due to our outperformance of the SNL U.S. REIT Healthcare Index during the applicable measurement period. (2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees expense and property management fees expense, which are included in general and administrative expenses and property operating expenses, respectively.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 15 CONSOLID ATED S TA TEMENTS OF CASH FLOW S CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands) Nine Months Ended September 30, 2017 2016 Cash flows from operating activities: Net income $ 85,475 $ 98,409 Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization 209,463 214,938 Amortization of debt issuance costs and debt discounts and premiums 4,050 4,272 Straight line rental income (10,485) (13,598) Amortization of acquired real estate leases and other intangible assets (3,963) (3,795) Loss on early extinguishment of debt 7,627 90 Impairment of assets 5,082 16,930 Gain on sale of properties — (4,061) Other non-cash adjustments (2,829) (2,828) Equity in earnings of an investee (533) (107) Change in assets and liabilities: Restricted cash (10,259) (170) Other assets (390) 2,990 Accrued interest 13,714 16,156 Other liabilities 27,438 13,170 Net cash provided by operating activities 324,390 342,396 Cash flows from investing activities: Real estate acquisitions and deposits (34,227) (188,523) Real estate improvements (89,710) (72,455) Proceeds from sale of properties — 29,179 Net cash used for investing activities (123,937) (231,799) Cash flows from financing activities: Proceeds from issuance of senior unsecured notes — 250,000 Proceeds from borrowings on revolving credit facility 572,000 505,000 Proceeds from issuance of secured debt — 620,000 Repayments of borrowings on revolving credit facility (428,000) (1,065,000) Repayment of other debt (303,964) (127,202) Loss on early extinguishment of debt settled in cash (5,485) — Payment of debt issuance costs (6,836) (12,016) Repurchase of common shares (341) (416) Proceeds from noncontrolling interest, net 255,813 — Distributions to noncontrolling interest (8,587) — Distributions to shareholders (277,932) (277,846) Net cash used for financing activities (203,332) (107,480) (Decrease) increase in cash and cash equivalents: (2,879) 3,117 Cash and cash equivalents at beginning of period 31,749 37,656 Cash and cash equivalents at end of period $ 28,870 $ 40,773 Supplemental cash flows information: Interest paid $ 106,629 $ 103,409 Income taxes paid $ 441 $ 363

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 16 DEBT SUMMA RY DEBT SUMMARY(dollars in thousands) As of September 30, 2017 Coupon Interest Principal Maturity Due at Years to Rate Rate (1) Balance (2) Date Maturity Maturity Unsecured Debt: Unsecured Floating Rate Debt: Unsecured revolving credit facility (LIBOR + 120 b.p.) (3) 2.394% 2.394% $ 471,000 1/15/2022 $ 471,000 4.3 Unsecured term loan (LIBOR + 140 b.p.) (4) 2.637% 2.637% 350,000 1/15/2020 350,000 2.3 Unsecured term loan (LIBOR + 135 b.p.) (5) 2.585% 2.585% 200,000 9/28/2022 200,000 5.0 Weighted average rate / total unsecured floating rate debt 2.585% 2.585% $ 1,021,000 $ 1,021,000 3.7 Unsecured Fixed Rate Debt: Senior notes due 2019 3.250% 3.250% $ 400,000 5/1/2019 $ 400,000 1.6 Senior notes due 2020 6.750% 6.750% 200,000 4/15/2020 200,000 2.5 Senior notes due 2021 6.750% 6.750% 300,000 12/15/2021 300,000 4.2 Senior notes due 2024 4.750% 4.750% 250,000 5/1/2024 250,000 6.6 Senior notes due 2042 5.625% 5.625% 350,000 8/1/2042 350,000 24.9 Senior notes due 2046 6.250% 6.250% 250,000 2/1/2046 250,000 28.4 Weighted average rate / total unsecured fixed rate debt 5.368% 5.368% $ 1,750,000 $ 1,750,000 11.3 Weighted average rate / total unsecured debt 4.317% 4.317% $ 2,771,000 $ 2,771,000 8.5 Secured Debt: Secured Fixed Rate Debt: Mortgage - secured by 1 property 6.730% 4.730% $ 8,476 4/1/2018 $ 8,328 0.5 Mortgages - secured by 1 property 6.310% 4.450% 12,609 10/1/2018 12,352 1.0 Mortgages - secured by 1 property 6.240% 4.550% 11,911 10/1/2018 11,697 1.0 Mortgage - secured by 10 properties 4.470% 4.350% 68,307 10/5/2018 66,196 1.0 Mortgage - secured by 1 property 4.690% 4.280% 6,465 1/1/2019 6,271 1.3 Mortgage - secured by 4 properties 3.790% 4.270% 43,788 7/1/2019 42,184 1.8 Mortgage - secured by 1 property 7.490% 7.490% 2,738 1/1/2022 62 4.3 Mortgage - secured by 1 property 6.280% 5.170% 13,884 7/1/2022 10,744 4.8 Mortgage - secured by 1 property 4.850% 3.790% 11,444 10/1/2022 10,479 5.0 Capital leases - 2 properties 7.700% 7.700% 10,892 4/30/2026 — 8.6 Mortgages - secured by 1 property (6) 3.530% 3.530% 620,000 8/1/2026 620,000 8.8 Mortgage - secured by 1 property 6.250% 6.250% 2,435 2/1/2033 26 15.4 Mortgage - secured by 1 property 4.375% 4.375% 4,361 9/1/2043 23 25.9 Weighted average rate / total secured fixed rate debt 3.894% 3.799% $ 817,310 $ 788,362 7.4 Weighted average rate / total debt 4.220% 4.199% $ 3,588,310 $ 3,559,362 8.3 (1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs. (2) The principal balances are the amounts actually payable pursuant to contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. (3) Represents amount outstanding under our $1,000,000 revolving credit facility. Interest rate is as of September 30, 2017 and excludes the 25 basis points facility fee. In August 2017, we amended the agreement governing our revolving credit facility. As a result of the amendment, the interest rate payable on borrowings under the facility was reduced to LIBOR plus a premium of 120 basis points per annum, the facility fee was reduced to 25 basis points per annum and the stated maturity date of the facility was extended from January 15, 2018 to January 15, 2022, which, subject to the payment of an extension fee and meeting other conditions, continues to be subject to our option to extend the maturity date of the facility by an additional year. (4) Represents amount outstanding under our $350,000 term loan. (5) Represents amount outstanding under our $200,000 term loan. In August 2017, we amended the agreement governing this term loan. As a result of the amendment, the interest rate payable on borrowings under this term loan was reduced to LIBOR plus a premium of 135 basis points per annum. (6) The property encumbered by these mortgages is owned by a joint venture in which we own a 55% equity interest.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 17 DEBT M ATURIT Y SCHEDUL E DEBT MATURITY SCHEDULE (dollars in thousands) As of September 30, 2017 Unsecured Unsecured Secured Floating % of Total Fixed % of Total Fixed Rate % of Total % of TotalYear Rate Debt Rate Debt Debt (1) Total 2017 $ — $ — $ 1,447 $ 1,447 2018 — — 104,214 104,214 2019 — 400,000 51,592 451,592 2020 350,000 (2) 200,000 2,869 552,869 2021 — 300,000 3,101 303,101 2022 671,000 (3) (4) — 23,227 694,227 2023 — — 1,713 1,713 2024 — 250,000 1,871 251,871 2025 — — 2,041 2,041 Thereafter — 600,000 625,235 1,225,235 Principal balance $ 1,021,000 $ 1,750,000 $ 817,310 $ 3,588,310 Unamortized debt issuance costs, premiums and discounts (2,747) (25,064) (1,810) (29,621) Total debt, net $ 1,018,253 28.6% $ 1,724,936 48.5% $ 815,500 22.9% $ 3,558,689 100.0% (1) Includes $10,892 of capital lease obligations due in April 2026. (2) Represents the amount outstanding under our $350,000 term loan at September 30, 2017. (3) Includes $471,000 outstanding under our $1,000,000 revolving credit facility at September 30, 2017. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend this maturity by one year. (4) Includes the amount outstanding under our $200,000 term loan at September 30, 2017. We have a $200,000 term loan with a maturity date of September 28, 2022.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 18 LEVERAGE R ATIOS, COVERAGE R ATIOS AND PUBLIC DEBT COVENANT S LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS As of and For the Three Months Ended 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 Leverage Ratios: Total debt (book value) (1) / total gross assets (2) 41.1% 40.9% 40.5% 43.4% 42.9% Total debt (book value) (1) / gross book value of real estate assets (3) 42.0% 41.7% 42.0% 45.0% 44.6% Total debt (book value) (1) / total market capitalization (4) 43.4% 42.0% 42.0% 45.2% 40.4% Secured debt (book value) (1) / total assets 11.3% 11.4% 15.4% 15.5% 16.2% Variable rate debt (book value) (1) / total debt (book value) (1) 28.6% 27.9% 18.5% 23.5% 20.9% Coverage Ratios: Adjusted EBITDA (5) / interest expense 3.8x 3.7x 3.5x 3.7x 3.5x Total debt (book value) (1) / annualized Adjusted EBITDA (5) 5.9x 5.8x 5.7x 5.7x 6.1x Public Debt Covenants: Total debt / adjusted total assets (6) - allowable maximum 60.0% 41.5% 41.5% 41.3% 44.3% 43.9% Secured debt / adjusted total assets (6) - allowable maximum 40.0% 9.4% 9.6% 13.1% 13.3% 13.9% Consolidated income available for debt service (7) / debt service - required minimum 1.50x 3.96x 4.09x 3.75x 3.80x 3.75x Total unencumbered assets (6) / unsecured debt - required minimum 150.0% 254.9% 255.2% 273.2% 247.4% 252.8% (1) Debt amounts are net of certain unamortized premiums, discounts and certain issuance costs. (2) Total gross assets is total assets plus accumulated depreciation. (3) Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any. (4) Total market capitalization is total debt plus the market value of our common shares at the end of each period. (5) See page 26 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount. (6) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before depreciation, but after impairment write downs, and exclude accounts receivable and intangible assets. (7) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 19 SUMMA RY OF CAPI TA L EXPENDITURE S SUMMARY OF CAPITAL EXPENDITURES (dollars and sq. ft. in thousands, except per sq. ft. and unit data) For the Three Months Ended 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 MOB tenant improvements (1) $ 1,951 $ 1,575 $ 2,265 $ 7,453 $ 2,652 MOB leasing costs (2) 2,826 2,090 1,108 1,828 1,220 MOB building improvements (3) 4,444 3,680 1,580 2,874 3,816 Managed senior living communities capital improvements 2,739 3,150 3,786 5,510 4,542 Recurring capital expenditures 11,960 10,495 8,739 17,665 12,230 Development, redevelopment and other activities (4) 4,590 7,530 9,492 7,167 7,362 Total capital expenditures (5) $ 16,550 $ 18,025 $ 18,231 $ 24,832 $ 19,592 MOB avg. sq. ft. during period 11,506 11,552 11,492 11,416 11,506 Managed senior living communities avg. units during period 8,807 8,802 8,793 8,793 8,716 MOB building improvements per avg. sq. ft. during period $ 0.39 $ 0.32 $ 0.14 $ 0.25 $ 0.33 Managed senior living communities capital improvements per avg. unit during period $ 311 $ 358 $ 431 $ 627 $ 521 (1) MOB tenant improvements generally include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space. (2) MOB leasing costs generally include leasing related costs, such as brokerage commissions and tenant inducements. (3) MOB building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. (4) Development, redevelopment and other activities generally include (1) capital expenditures that are identified at the time of a property acquisition and incurred within a short period after acquiring the property and (2) capital expenditure projects that reposition a property or result in new sources of revenue. (5) During the three and nine months ended September 30, 2017, we invested $14.7 million and $41.2 million, respectively, in revenue producing capital improvements at certain of our triple net leased senior living communities, and as a result, annual rents payable to us increased or will increase by approximately $1.2 million and $3.3 million, respectively, pursuant to the terms of the applicable leases. These capital improvement amounts are not included in the table above.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 20 PROPERT Y ACQUISITIONS / DISPOSITIONS INFORM ATION SINC E JANUA RY 1, 201 7 PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2017 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Acquisitions: (1) Weighted Number of Purchase Average Date Properties Purchase Price Cap Remaining Segment Type Acquired Location (Buildings) Sq. Ft. Price (2) per Sq. Ft. Rate (3) Lease Term (4) Occupancy (5) Major Tenant MOB Medical Office 1/17/2017 Mission, KS 1 (1) 117 $ 15,071 $ 129 7.7% 10.6 100% University of Kansas Health System MOB Life Science 7/12/2017 Rockville, MD 1 (1) 59 16,218 $ 275 9.5% 3.9 100% Multiple MOB Medical Office 10/2/2017 Minnetonka, MN 1 (1) 150 16,650 $ 111 13.1% 1.8 100% United HealthCare Services, Inc. MOB Life Science 10/11/2017 Durham, NC 1 (1) 106 22,000 $ 208 8.7% 4.6 100% Multiple Total / Weighted Average: MOB Acquisitions 4 (4) 432 $ 69,939 $ 162 9.7% 5.1 Dispositions: (6) (1) In August 2017, we acquired a land parcel from Five Star adjacent to a senior living community located in Delaware that we lease to Five Star for $0.8 million, excluding closing costs. This land parcel acquisition is excluded from the table above. (2) Represents the purchase price, including assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. (3) Represents the ratio of the estimated GAAP-based annual rental income, excluding the impact of above and below market lease amortization, less estimated annual property operating expenses, if any, and excluding depreciation and amortization expense, to the purchase price on the date of acquisition, including the principal amount of any assumed debt and excluding acquisition costs. (4) Weighted average remaining lease term based on rental income at the time of acquisition. (5) Occupancy based on leasable square feet as of the acquisition date. (6) In March 2017, we entered into a joint venture arrangement with a sovereign institutional investor for one of our MOBs (two buildings) located in Boston, MA. The investor contributed approximately $260.9 million for a 45% equity interest in the joint venture, and we retained the remaining 55% equity interest in the joint venture. The investment amount was based on a property valuation of $1.2 billion less $620.0 million of existing mortgage debts on the property at the time of the investment.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 21 CALCUL ATION AND RECONCILI ATION OF NET OPER ATING INCOME (NOI) AND CASH BASIS NO I CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1) (amounts in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 9/30/2017 9/30/2016 Calculation of NOI and Cash Basis NOI: Revenues: Rental income $ 168,348 $ 166,647 $ 166,443 $ 175,277 $ 165,503 $ 501,437 $ 490,922 Residents fees and services 98,331 98,366 98,118 99,019 98,480 294,816 292,803 Total revenues 266,679 265,013 264,561 274,296 263,983 796,253 783,725 Property operating expenses (104,714) (102,795) (101,057) (101,021) (103,347) (308,565) (298,776) Property net operating income (NOI): 161,965 162,218 163,504 173,275 160,636 487,688 484,949 Non-cash straight line rent adjustments (3,621) (3,435) (3,429) (4,006) (4,292) (10,485) (13,598) Lease value amortization (1,352) (1,320) (1,291) (1,147) (1,236) (3,963) (3,795) Lease termination fee amortization — — — — — — (42) Non-cash amortization included in property operating expenses (2) (199) (199) (199) (199) (199) (598) (597) Cash Basis NOI $ 156,793 $ 157,264 $ 158,585 $ 167,923 $ 154,909 $ 472,642 $ 466,917 Reconciliation of Net Income to NOI and Cash Basis NOI: Net income $ 35,793 $ 17,402 $ 32,281 $ 42,885 $ 27,903 $ 85,475 $ 98,409 Gain on sale of properties — — — — — — (4,061) Income before gain on sale of properties 35,793 17,402 32,281 42,885 27,903 85,475 94,348 Equity in earnings of an investee (31) (374) (128) (30) (13) (533) (107) Income tax expense 109 99 92 106 119 300 318 Loss on early extinguishment of debt 274 7,353 — 437 84 7,627 90 Interest expense 40,105 40,800 43,488 43,737 43,438 124,394 123,837 Interest and other income (128) (76) (120) (99) (89) (323) (330) Dividend income (659) (659) (659) (659) (659) (1,978) (1,449) Operating income 75,463 64,545 74,954 86,377 70,783 214,962 216,707 Impairment of assets — 5,082 — 1,744 4,578 5,082 16,930 Acquisition and certain other transaction related costs — — 292 642 824 292 1,443 General and administrative expense 19,883 22,922 15,083 11,619 12,107 57,889 34,931 Depreciation and amortization expense 66,619 69,669 73,175 72,893 72,344 209,463 214,938 Property NOI 161,965 162,218 163,504 173,275 160,636 487,688 484,949 Non-cash amortization included in property operating expenses (2) (199) (199) (199) (199) (199) (598) (597) Lease termination fee amortization — — — — — — (42) Lease value amortization (1,352) (1,320) (1,291) (1,147) (1,236) (3,963) (3,795) Non-cash straight line rent adjustments (3,621) (3,435) (3,429) (4,006) (4,292) (10,485) (13,598) Cash Basis NOI $ 156,793 $ 157,264 $ 158,585 $ 167,923 $ 154,909 $ 472,642 $ 466,917 (1) See Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 22 CONSOLID ATED NET OPER ATING INCOME (NOI) AND CASH BASIS NO I CONSOLIDATED NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2017 9/30/2016 % Change 9/30/2017 9/30/2016 % Change NOI: Triple Net Leased Senior Living Communities $ 67,662 $ 66,473 1.8% $ 202,340 $ 197,436 2.5 % Managed Senior Living Communities 22,775 23,717 (4.0)% 70,231 74,221 (5.4)% Total Senior Living Communities 90,437 90,190 0.3% 272,571 271,657 0.3 % Life Science 34,792 33,845 2.8% 103,410 99,611 3.8 % Medical Office 32,166 32,022 0.4% 98,023 99,992 (2.0)% Total MOB Portfolio 66,958 65,867 1.7% 201,433 199,603 0.9 % Non-Segment (2) 4,570 4,579 (0.2)% 13,684 13,689 (0.0)% Total $ 161,965 $ 160,636 0.8% $ 487,688 $ 484,949 0.6 % Cash Basis NOI: Triple Net Leased Senior Living Communities $ 66,912 $ 65,608 2.0% $ 200,036 $ 194,252 3.0 % Managed Senior Living Communities 22,775 23,717 (4.0)% 70,231 74,221 (5.4)% Total Senior Living Communities 89,687 89,325 0.4% 270,267 268,473 0.7 % Life Science 31,023 30,306 2.4% 92,478 88,838 4.1 % Medical Office 31,706 30,891 2.6% 96,791 96,495 0.3 % Total MOB Portfolio 62,729 61,197 2.5% 189,269 185,333 2.1 % Non-Segment (2) 4,377 4,387 (0.2)% 13,106 13,111 (0.0)% Total $ 156,793 $ 154,909 1.2% $ 472,642 $ 466,917 1.2% (1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 23 SAME PROPERT Y NET OPER ATING INCOME (NOI) AND CASH BASIS NO I SAME PROPERTY NOI AND CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended (2) For the Nine Months Ended (3) 9/30/2017 9/30/2016 % Change 9/30/2017 9/30/2016 % Change NOI: Triple Net Leased Senior Living Communities $ 67,312 $ 66,555 1.1% $ 194,966 $ 192,786 1.1 % Managed Senior Living Communities 21,911 22,781 (3.8)% 67,034 70,625 (5.1)% Total Senior Living Communities 89,223 89,336 (0.1)% 262,000 263,411 (0.5)% Life Science 34,081 33,845 0.7% 96,575 96,683 (0.1)% Medical Office 31,871 32,082 (0.7)% 95,673 97,149 (1.5)% Total MOB Portfolio 65,952 65,927 0.0% 192,248 193,832 (0.8)% Non-Segment (4) 4,570 4,579 (0.2)% 13,684 13,689 (0.0)% Total $ 159,745 $ 159,842 (0.1)% $ 467,932 $ 470,932 (0.6)% Cash Basis NOI: Triple Net Leased Senior Living Communities $ 66,562 $ 65,555 1.5% $ 192,662 $ 189,562 1.6 % Managed Senior Living Communities 21,911 22,781 (3.8)% 67,034 70,625 (5.1)% Total Senior Living Communities 88,473 88,336 0.2% 259,696 260,187 (0.2)% Life Science 30,379 30,306 0.2% 86,488 86,310 0.2 % Medical Office 31,441 30,938 1.6% 94,685 93,991 0.7 % Total MOB Portfolio 61,820 61,244 0.9% 181,173 180,301 0.5 % Non-Segment (4) 4,377 4,387 (0.2)% 13,106 13,111 (0.0)% Total $ 154,670 $ 153,967 0.5% $ 453,975 $ 453,599 0.1% (1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (2) Consists of properties owned continuously and properties owned and managed continuously by the same operator since July 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any. (3) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any. (4) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 24CALCUL ATION AND RECONCILI ATION OF NET OPER ATING INCOME (NOI), CASH BASIS NOI, SAME PROPERT Y NOI AN D SAME PROPERT Y CASH BASIS NOI B Y SEGMENT FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017 AND 201 6 CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1) (dollars in thousands) For the Three Months Ended September 30, 2017 For the Three Months Ended September 30, 2016 Calculation of NOI and Cash Basis NOI: Triple Net Leased Senior Living Communities Managed Senior Living Communities MOBs Non- Segment (2) Total Triple Net Leased Senior Living Communities Managed Senior Living Communities MOBs Non- Segment (2) Total Rental income / residents fees and services $ 67,662 $ 98,331 $ 96,116 $ 4,570 $ 266,679 $ 66,520 $ 98,480 $ 94,404 $ 4,579 $ 263,983 Property operating expenses — (75,556) (29,158) — (104,714) (47) (74,763) (28,537) — (103,347) Property net operating income (NOI) $ 67,662 $ 22,775 $ 66,958 $ 4,570 $ 161,965 $ 66,473 $ 23,717 $ 65,867 $ 4,579 $ 160,636 NOI change 1.8% (4.0)% 1.7% (0.2)% 0.8 % Property NOI $ 67,662 $ 22,775 $ 66,958 $ 4,570 $ 161,965 $ 66,473 $ 23,717 $ 65,867 $ 4,579 $ 160,636 Less: Non-cash straight line rent adjustments 750 — 2,733 138 3,621 865 — 3,290 137 4,292 Lease value amortization — — 1,297 55 1,352 — — 1,181 55 1,236 Non-cash amortization included in property operating expenses (3) — — 199 — 199 — — 199 — 199 Cash Basis NOI $ 66,912 $ 22,775 $ 62,729 $ 4,377 $ 156,793 $ 65,608 $ 23,717 $ 61,197 $ 4,387 $ 154,909 Cash Basis NOI change 2.0% (4.0)% 2.5% (0.2)% 1.2 % Reconciliation of NOI to Same Property NOI: Property NOI $ 67,662 $ 22,775 $ 66,958 $ 4,570 $ 161,965 $ 66,473 $ 23,717 $ 65,867 $ 4,579 $ 160,636 Less: NOI not included in same property 350 864 1,006 — 2,220 (82) 936 (60) — 794 Same property NOI (4) $ 67,312 $ 21,911 $ 65,952 $ 4,570 $ 159,745 $ 66,555 $ 22,781 $ 65,927 $ 4,579 $ 159,842 Same property NOI change 1.1% (3.8)% 0.0% (0.2)% (0.1)% Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same property NOI (4) $ 67,312 $ 21,911 $ 65,952 $ 4,570 $ 159,745 $ 66,555 $ 22,781 $ 65,927 $ 4,579 $ 159,842 Less: Non-cash straight line rent adjustments 750 — 2,632 138 3,520 1,000 — 3,304 137 4,441 Lease value amortization — — 1,301 55 1,356 — — 1,181 55 1,236 Non-cash amortization included in property operating expenses (3) — — 199 — 199 — — 198 — 198 Same property cash basis NOI (4) $ 66,562 $ 21,911 $ 61,820 $ 4,377 $ 154,670 $ 65,555 $ 22,781 $ 61,244 $ 4,387 $ 153,967 Same property cash basis NOI change 1.5% (3.8)% 0.9% (0.2)% 0.5% (1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. (4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since July 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 25 (1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses. (4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any. CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1) (dollars in thousands) For the Nine Months Ended September 30, 2017 For the Nine Months Ended September 30, 2016 Calculation of NOI and Cash Basis NOI: Triple Net Leased Senior Living Communities Managed Senior Living Communities MOBs Non- Segment (2) Total Triple Net Leased Senior Living Communities Managed Senior Living Communities MOBs Non- Segment (2) Total Rental income / residents fees and services $ 202,340 $ 294,816 $ 285,413 $ 13,684 $ 796,253 $ 198,269 $ 292,803 $ 278,964 $ 13,689 $ 783,725 Property operating expenses — (224,585) (83,980) — (308,565) (833) (218,582) (79,361) — (298,776) Property net operating income (NOI) $ 202,340 $ 70,231 $ 201,433 $ 13,684 $ 487,688 $ 197,436 $ 74,221 $ 199,603 $ 13,689 $ 484,949 NOI change 2.5% (5.4)% 0.9% (0.0)% 0.6 % Property NOI $ 202,340 $ 70,231 $ 201,433 $ 13,684 $ 487,688 $ 197,436 $ 74,221 $ 199,603 $ 13,689 $ 484,949 Less: Non-cash straight line rent adjustments 2,304 — 7,769 412 10,485 3,184 — 10,002 412 13,598 Lease value amortization — — 3,797 166 3,963 — — 3,629 166 3,795 Lease termination fee amortization — — — — — — — 42 — 42 Non-cash amortization included in property operating expenses (3) — — 598 — 598 — — 597 — 597 Cash Basis NOI $ 200,036 $ 70,231 $ 189,269 $ 13,106 $ 472,642 $ 194,252 $ 74,221 $ 185,333 $ 13,111 $ 466,917 Cash Basis NOI change 3.0% (5.4)% 2.1% (0.0)% 1.2 % Reconciliation of NOI to Same Property NOI: Property NOI $ 202,340 $ 70,231 $ 201,433 $ 13,684 $ 487,688 $ 197,436 $ 74,221 $ 199,603 $ 13,689 $ 484,949 Less: NOI not included in same property 7,374 3,197 9,185 — 19,756 4,650 3,596 5,771 — 14,017 Same property NOI (4) $ 194,966 $ 67,034 $ 192,248 $ 13,684 $ 467,932 $ 192,786 $ 70,625 $ 193,832 $ 13,689 $ 470,932 Same property NOI change 1.1% (5.1)% (0.8)% (0.0)% (0.6)% Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same property NOI (4) $ 194,966 $ 67,034 $ 192,248 $ 13,684 $ 467,932 $ 192,786 $ 70,625 $ 193,832 $ 13,689 $ 470,932 Less: Non-cash straight line rent adjustments 2,304 — 6,788 412 9,504 3,224 — 9,637 412 13,273 Lease value amortization — — 3,689 166 3,855 — — 3,303 166 3,469 Non-cash amortization included in property operating expenses (3) — — 598 — 598 — — 591 — 591 Same property cash basis NOI (4) $ 192,662 $ 67,034 $ 181,173 $ 13,106 $ 453,975 $ 189,562 $ 70,625 $ 180,301 $ 13,111 $ 453,599 Same property cash basis NOI change 1.6% (5.1)% 0.5% (0.0)% 0.1 % CALCUL ATION AND RECONCILI ATION OF NET OPER ATING INCOME (NOI), CASH BASIS NOI, SAME PROPERT Y NOI AN D SAME PROPERT Y CASH BASIS NOI B Y SEGMENT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 201 6

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 26 CALCUL ATION AND RECONCILI ATION OF EBITD A AND ADJUSTED EBITD A CALCULATION AND RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1) (amounts in thousands) For the Three Months Ended For the Nine Months Ended 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 9/30/2017 9/30/2016 Net income $ 35,793 $ 17,402 $ 32,281 $ 42,885 $ 27,903 $ 85,475 $ 98,409 Interest expense 40,105 40,800 43,488 43,737 43,438 124,394 123,837 Income tax expense 109 99 92 106 119 300 318 Depreciation and amortization expense 66,619 69,669 73,175 72,893 72,344 209,463 214,938 EBITDA 142,626 127,970 149,036 159,621 143,804 419,632 437,502 General and administrative expense paid in common shares (2) 593 643 390 61 867 1,626 2,134 Estimated business management incentive fees (3) 8,022 10,760 3,266 — — 22,048 — Acquisition and certain other transaction related costs — — 292 642 824 292 1,443 Impairment of assets — 5,082 — 1,744 4,578 5,082 16,930 Loss on early extinguishment of debt 274 7,353 — 437 84 7,627 90 Gain on sale of properties — — — — — — (4,061) Adjusted EBITDA $ 151,515 $ 151,808 $ 152,984 $ 162,505 $ 150,157 $ 456,307 $ 454,038 (1) See Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures. (2) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC. (3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include these amounts in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 27 CALCUL ATION AND RECONCILI ATION O F FUNDS FROM OPER ATIONS (FFO) AND NORMALIZED FF O CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO (1) (amounts in thousands, except per share data) For the Three Months Ended For the Nine Months Ended 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 9/30/2017 9/30/2016 Net income attributable to common shareholders $ 34,414 $ 16,042 $ 32,155 $ 42,885 $ 27,903 $ 82,610 $ 98,409 Depreciation and amortization expense 66,619 69,669 73,175 72,893 72,344 209,463 214,938 Noncontrolling interest's share of net FFO adjustments (5,305) (5,305) (456) — — (11,066) — Gain on sale of properties — — — — — — (4,061) Impairment of assets — 5,082 — 1,744 4,578 5,082 16,930 FFO 95,728 85,488 104,874 117,522 104,825 286,089 326,216 Estimated business management incentive fees (2) 8,022 10,760 3,266 — — 22,048 — Acquisition and certain other transaction related costs — — 292 642 824 292 1,443 Loss on early extinguishment of debt 274 7,353 — 437 84 7,627 90 Normalized FFO $ 104,024 $ 103,601 $ 108,432 $ 118,601 $ 105,733 $ 316,056 $ 327,749 Weighted average common shares outstanding (basic) 237,421 237,399 237,391 237,391 237,347 237,404 237,329 Weighted average common shares outstanding (diluted) 237,460 237,445 237,416 237,393 237,396 237,445 237,369 Per Common Share Data (basic and diluted): Net income attributable to common shareholders $ 0.14 $ 0.07 $ 0.14 $ 0.18 $ 0.12 $ 0.35 $ 0.41 FFO $ 0.40 $ 0.36 $ 0.44 $ 0.50 $ 0.44 $ 1.20 $ 1.37 Normalized FFO $ 0.44 $ 0.44 $ 0.46 $ 0.50 $ 0.45 $ 1.33 $ 1.38 (1) See Definitions of Certain Non-GAAP Financial Measures on page 28 for a definition of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income. In calculating net income attributable to common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income attributable to common shareholders, we do not include these amounts in the calculation of Normalized FFO until the fourth quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 28 DEFINITIONS OF CER TAIN NON-GAA P FINANCIA L MEASURE S NOI and Cash Basis NOI The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 21. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI internally to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because these measures reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA We calculate EBITDA and Adjusted EBITDA as shown on page 26. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income attributable to common shareholders and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders or operating income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do. FFO and Normalized FFO We calculate FFO and Normalized FFO as shown on page 27. FFO is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or NAREIT, which is net income attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties and impairment of real estate assets, plus real estate depreciation and amortization and the difference between net income attributable to common shareholders and FFO attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO differs from NAREIT's definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year, and we exclude acquisition and certain other transaction related costs expensed under GAAP such as legal and professional fees associated with our acquisition and disposition activities, gains and losses on early extinguishment of debt, if any, and Normalized FFO from noncontrolling interest, net of FFO, if any. We consider FFO and Normalized FFO to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income attributable to common shareholders and operating income. We believe that FFO and Normalized FFO provide useful information to investors, because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our revolving credit facility and term loan agreements and our public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs and availability of cash to pay our obligations. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to common shareholders or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 29 PORTFOLIO INFORMATION 29 Wellstead of Rogers, Rogers, MN Tenant: Five Star Senior Living 228 Living Units

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 30 PORTFOLIO SUMMA RY B Y GEOGRAPHIC DIVERSIFIC ATION AND PROPERT Y MI X PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY MIX (1) Cost of real estate properties is before depreciation and less impairment write downs, if any. (2) See Page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. Property Mix Independent Living: 28% Assisted Living: 25% SNFs: 3% Life Science: 21% Medical Office: 20% Wellness Centers: 3% Geographic Diversification MA: 14%CA: 10% FL: 10% TX: 7% GA: 5% MD: 4% WI: 4% NC: 3% VA: 3% NY: 3% 32 Other States + D.C.: 37% (1) (2)(based on Cost of Real Estate Properties as of September 30, 2017) (based on Q3 2017 NOI)

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 31 PORTFOLIO SUMMA RY B Y PROPERT Y TYPE AND TENAN T PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT (dollars in thousands, except investment per unit / bed or square foot) As of September 30, 2017 Number of Investment Number of Units / Beds Carrying Value % of Total per Unit / Bed Q3 2017 % of Q3 2017 % of Q3 2017 Properties or Square Feet of Investment (1) Investment or Square Foot (2) Revenues Total Revenues Q3 2017 NOI (3) Total NOI Property Type: Independent living (4) 68 16,452 $ 2,373,413 28.0% $ 144,263 $ 88,539 33.2% $ 45,939 28.4% Assisted living (4) 197 14,444 2,121,398 25.1% $ 146,871 73,213 27.5% 40,257 24.9% Skilled nursing facilities (4) 39 4,131 188,514 2.2% $ 45,634 4,241 1.6% 4,241 2.6% Subtotal senior living communities 304 35,027 4,683,325 55.3% $ 133,706 165,993 62.3% 90,437 55.9% Life science 21 4,313,961 1,808,515 21.4% $ 419 44,574 16.7% 34,792 21.4% Medical office 100 7,297,242 1,794,304 21.2% $ 246 51,542 19.3% 32,166 19.9% Subtotal MOBs (5) 121 11,611,203 sq. ft. 3,602,819 42.6% $ 310 96,116 36.0% 66,958 41.3% Wellness centers 10 812,000 sq. ft. 178,172 2.1% $ 219 4,570 1.7% 4,570 2.8% Total 435 $ 8,464,316 100.0% $ 266,679 100.0% $ 161,965 100.0% Tenant / Operator / Managed Properties: Five Star 185 20,187 $ 2,326,945 27.5% $ 115,269 $ 51,337 19.2% $ 51,337 31.7% Sunrise Senior Living / Marriott (6) 4 1,619 126,326 1.5% $ 78,027 3,132 1.2% 3,132 1.9% Brookdale Senior Living 18 894 69,669 0.8% $ 77,930 1,810 0.7% 1,810 1.1% 11 private senior living companies (combined) 29 3,520 569,006 6.7% $ 161,649 11,383 4.3% 11,383 7.0% Subtotal triple net leased senior living communities 236 26,220 3,091,946 36.5% $ 117,923 67,662 25.4% 67,662 41.7% Managed senior living communities (7) 68 8,807 1,591,379 18.8% $ 180,695 98,331 36.9% 22,775 14.2% Subtotal senior living communities 304 35,027 4,683,325 55.3% $ 133,706 165,993 62.3% 90,437 55.9% Life science 21 4,313,961 1,808,515 21.4% $ 419 44,574 16.7% 34,792 21.4% Medical office 100 7,297,242 1,794,304 21.2% $ 246 51,542 19.3% 32,166 19.9% Subtotal MOBs (5) 121 11,611,203 sq. ft. 3,602,819 42.6% $ 310 96,116 36.0% 66,958 41.3% Wellness centers 10 812,000 sq. ft. 178,172 2.1% $ 219 4,570 1.7% 4,570 2.8% Total 435 $ 8,464,316 100.0% $ 266,679 100.0% $ 161,965 100.0% (1) Represents gross book value of real estate assets before depreciation and purchase price allocations, less impairment write downs, if any. (2) Represents carrying value of investment divided by the number of living units, beds or rentable square feet, as applicable, at September 30, 2017. (3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. (4) Senior living communities are categorized by the type of living units or beds which constitute a majority of the living units or beds at the community. (5) These 121 MOB properties are comprised of 147 buildings. Our MOB leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties, and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called "full-service" leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. (6) Marriott International, Inc., or Marriott, guarantees the lessee's obligations under these leases. (7) These senior living communities are managed for our account and include properties leased to our taxable REIT subsidiaries, or TRSs.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 32 OCCU PANC Y B Y PROPERT Y TYPE AND TENAN T OCCUPANCY BY PROPERTY TYPE AND TENANT (1) For the Twelve Months Ended (2) 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Property Type: Independent living 86.7% 86.9% 86.9% 86.9% 86.9% Assisted living 84.8% 85.2% 85.9% 86.2% 86.6% Skilled nursing facilities 77.2% 78.1% 78.5% 78.5% 78.7% Weighted average occupancy senior living communities 84.8% 85.1% 85.5% 85.6% 85.8% Life science 99.3% 99.4% 99.3% 98.7% 99.3% Medical office 94.8% 94.6% 94.8% 94.2% 94.0% Weighted average occupancy MOBs (3) 96.5% 96.4% 96.5% 95.9% 95.9% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% Tenant / Managed Properties: Five Star 83.0% 83.3% 83.6% 83.9% 84.2% Sunrise Senior Living / Marriott (4) 92.7% 92.3% 91.8% 91.0% 90.3% Brookdale Senior Living 83.2% 83.9% 84.5% 85.6% 86.6% 11 private senior living companies (combined) 88.5% 89.0% 90.1% 88.8% 88.4% Weighted average occupancy triple net leased senior living communities 84.3% 84.6% 84.9% 85.1% 85.3% Managed senior living communities (5) 86.3% 86.6% 87.2% 87.3% 87.5% Weighted average occupancy senior living communities 84.8% 85.1% 85.5% 85.6% 85.8% Life science 99.3% 99.4% 99.3% 98.7% 99.3% Medical office 94.8% 94.6% 94.8% 94.2% 94.0% Weighted average occupancy MOBs (3) 96.5% 96.4% 96.5% 95.9% 95.9% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% (1) Excludes operating data from properties that were sold during the periods presented. (2) Operating data for multi-tenant MOBs are presented as of the end of the period shown; operating data for other tenants are presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. (3) MOB occupancy data is as of quarter end and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. MOB occupancy as of September 30, 2017 was 95.8%. (4) Marriott guarantees the lessee's obligations under these leases. (5) These senior living communities are managed for our account and include properties leased to our TRSs. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through September 30, 2017, was 86.1%. All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 33 RENT COVERAGE B Y TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIE S AND WELLNESS CENTERS ) RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS) (1) For the Twelve Months Ended Tenant 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Five Star 1.16x 1.16x 1.19x 1.21x 1.23x Sunrise Senior Living / Marriott (2) 2.07x 2.09x 2.05x 1.98x 1.94x Brookdale Senior Living 2.44x 2.53x 2.59x 2.64x 2.71x 11 private senior living companies (combined) 1.23x 1.26x 1.28x 1.26x 1.26x Weighted average rent coverage triple net leased senior living communities 1.26x 1.27x 1.30x 1.31x 1.33x Wellness centers 1.80x 1.85x 1.91x 1.89x 1.90x Total 1.29x 1.31x 1.33x 1.35x 1.36x (1) Excludes operating data from properties that were sold during the periods presented. (2) Marriott guarantees the lessee's obligations under these leases. All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 34 TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERT Y – RESU LTS OF OPER ATION S TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (1) (dollars in thousands) As of and for the Three Months Ended September 30, As of and For the Nine Months Ended September 30, 2017 2016 2017 2016 Number of Properties 236 234 236 234 Number of Units 26,220 26,094 26,220 26,094 Occupancy (2) 84.3% 85.3% 84.3% 85.3% Rent Coverage (2) 1.26x 1.33x 1.26x 1.33x Rental Income $ 67,662 $ 66,520 $ 202,340 $ 198,269 NOI (3) $ 67,662 $ 66,473 $ 202,340 $ 197,436 Cash Basis NOI (3) $ 66,912 $ 65,608 $ 200,036 $ 194,252 NOI % change 1.8% 2.5% Cash Basis NOI % change 2.0% 3.0% TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars in thousands) As of and for the Three Months Ended September 30, As of and For the Nine Months Ended September 30, 2017 (4) 2016 (4) 2017 (5) 2016 (5) Number of Properties 234 234 227 227 Number of Units 26,094 26,094 25,549 25,549 Occupancy (2) 84.3% 85.3% 84.3% 85.3% Rent Coverage (2) 1.26x 1.33x 1.26x 1.33x Rental Income $ 67,312 $ 66,555 $ 194,966 $ 192,786 NOI (3) $ 67,312 $ 66,555 $ 194,966 $ 192,786 Cash Basis NOI (3) $ 66,562 $ 65,555 $ 192,662 $ 189,562 NOI % change 1.1% 1.1% Cash Basis NOI % change 1.5% 1.6% (1) Includes independent and assisted living communities and SNFs. (2) All tenant operating data presented are based upon the operating results provided by our tenants for the 12 months ended June 30, 2017 and 2016 or for the most recent prior period for which tenant operating results are available to us. Rent coverage is calculated as operating cash flows from our triple net leased tenants’ facility operations of our properties, before subordinated charges, if any, divided by triple net lease minimum rents payable to us. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties as well as for properties sold during the periods presented. (3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (4) Consists of triple net leased senior living communities owned continuously since July 1, 2016 and excludes communities classified as held for sale, if any. (5) Consists of triple net leased senior living communities owned continuously since January 1, 2016 and excludes communities classified as held for sale, if any.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 35 MANAGED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERT Y – RESU LTS OF OPER ATION S MANAGED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and for the Three Months Ended September 30, As of and For the Nine Months Ended September 30, 2017 2016 2017 2016 Number of Properties (1) 68 68 68 68 Number of Units (1) 8,807 8,797 8,807 8,797 Occupancy 85.8% 86.7% 85.8% 87.2% Average Monthly Rate (2) $ 4,243 $ 4,208 $ 4,287 $ 4,251 Average Monthly Rate % Growth 0.8% 0.8 % Residents Fees and Services $ 98,331 $ 98,480 $ 294,816 $ 292,803 Property Operating Expenses (75,556) (74,763) (224,585) (218,582) NOI (3) $ 22,775 $ 23,717 $ 70,231 $ 74,221 NOI Margin % (4) 23.2% 24.1% 23.8% 25.3% NOI % Change (4.0)% (5.4)% MANAGED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and for the Three Months Ended September 30, As of and For the Nine Months Ended September 30, 2017 (5) 2016 (5) 2017 (6) 2016 (6) Number of Properties 62 62 60 60 Number of Units 8,242 8,242 8,104 8,104 Occupancy 86.0% 86.9% 86.1% 87.2% Average Monthly Rate (2) $ 4,268 $ 4,223 $ 4,316 $ 4,258 Average Monthly Rate % Growth 1.1% 1.4 % Residents Fees and Services $ 92,790 $ 92,742 $ 274,186 $ 274,808 Property Operating Expenses (70,879) (69,961) (207,152) (204,183) NOI (3) $ 21,911 $ 22,781 $ 67,034 $ 70,625 NOI Margin % (4) 23.6% 24.6% 24.4% 25.7% NOI % Change (3.8)% (5.1)% (1) Includes only those managed senior living communities owned and managed for our account during the periods presented. (2) Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. (3) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (4) NOI margin % is defined as NOI as a percentage of residents fees and services. (5) Consists of managed senior living communities owned and managed by the same operator continuously since July 1, 2016 and excludes communities classified as held for sale, if any. (6) Consists of managed senior living communities owned and managed by the same operator continuously since January 1, 2016 and excludes communities classified as held for sale, if any.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 36 MOB PORTFOLIO SEGMENT AND SAME PROPERT Y - RESU LTS OF OPER ATION S (THREE MONTHS ENDED SEPTEMBER 30, 2017 AND 201 6) MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and for the Three Months Ended September 30, 2017 As of and For the Three Months Ended September 30, 2016 Life Science Medical Office Total MOB Life Science Medical Office Total MOB Number of Properties 21 100 121 19 100 119 Number of Buildings 32 115 147 30 115 145 Square Feet (1) 4,314 7,297 11,611 4,159 7,242 11,401 Occupancy (2) 97.4% 94.8% 95.8% 98.7% 94.2% 95.9% Rental Income (3) $ 44,574 $ 51,542 $ 96,116 $ 43,530 $ 50,874 $ 94,404 NOI (4) $ 34,792 $ 32,166 $ 66,958 $ 33,845 $ 32,022 $ 65,867 Cash Basis NOI (4) $ 31,023 $ 31,706 $ 62,729 $ 30,306 $ 30,891 $ 61,197 NOI Margin % (5) 78.1% 62.4% 69.7% 77.8% 62.9% 69.8% Cash Basis NOI Margin % (6) 75.9% 61.9% 68.1% 75.6% 62.0% 68.0% NOI % Change 2.8% 0.4% 1.7% Cash Basis NOI % Change 2.4% 2.6% 2.5% MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and for the Three Months Ended September 30, 2017 (7) As of and For the Three Months September 30, 2016 (7) Life Science Medical Office Total MOB Life Science Medical Office Total MOB Number of Properties 19 99 118 19 99 118 Number of Buildings 30 114 144 30 114 144 Square Feet (1) 4,159 7,181 11,340 4,159 7,176 11,335 Occupancy (2) 97.3% 94.8% 95.7% 98.7% 95.1% 96.4% Rental Income (3) $ 43,615 $ 50,911 $ 94,526 $ 43,530 $ 50,776 $ 94,306 NOI (4) $ 34,081 $ 31,871 $ 65,952 $ 33,845 $ 32,082 $ 65,927 Cash Basis NOI (4) $ 30,379 $ 31,441 $ 61,820 $ 30,306 $ 30,938 $ 61,244 NOI Margin % (5) 78.1% 62.6% 69.8% 77.8% 63.2% 69.9% Cash Basis NOI Margin % (6) 75.9% 62.1% 68.2% 75.6% 62.2% 68.2% NOI % Change 0.7% (0.7)% 0.0% Cash Basis NOI % Change 0.2% 1.6% 0.9% (1) Prior periods exclude space re-measurements made subsequent to those periods. (2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes some triple net lease rental income. (4) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (5) NOI margin % is defined as NOI as a percentage of rental income. (6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. (7) Consists of MOBs owned continuously since July 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 37 MOB PORTFOLIO SEGMENT AND SAME PROPERT Y - RESU LTS OF OPER ATIONS (NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 201 6) MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and for the Nine Months Ended September 30, 2017 As of and For the Nine Months Ended September 30, 2016 Life Science Medical Office Total MOB Life Science Medical Office Total MOB Number of Properties 21 100 121 19 100 119 Number of Buildings 32 115 147 30 115 145 Square Feet (1) 4,314 7,297 11,611 4,159 7,242 11,401 Occupancy (2) 97.4% 94.8% 95.8% 98.7% 94.2% 95.9% Rental Income (3) $ 131,312 $ 154,101 $ 285,413 $ 125,958 $ 153,006 $ 278,964 NOI (4) $ 103,410 $ 98,023 $ 201,433 $ 99,611 $ 99,992 $ 199,603 Cash Basis NOI (4) $ 92,478 $ 96,791 $ 189,269 $ 88,838 $ 96,495 $ 185,333 NOI Margin % (5) 78.8% 63.6% 70.6% 79.1% 65.4% 71.6% Cash Basis NOI Margin % (6) 76.7% 63.2% 69.1% 77.0% 64.4% 69.9% NOI % Change 3.8% (2.0)% 0.9 % Cash Basis NOI % Change 4.1% 0.3% 2.1 % MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and for the Nine Months Ended September 30, 2017 (7) As of and For the Nine Months September 30, 2016 (7) Life Science Medical Office Total MOB Life Science Medical Office Total MOB Number of Properties 18 98 116 18 98 116 Number of Buildings 29 111 140 29 111 140 Square Feet (1) 3,994 7,052 11,046 3,994 7,047 11,041 Occupancy (2) 97.2% 94.7% 95.6% 98.7% 95.0% 96.3% Rental Income (3) $ 124,020 $ 149,496 $ 273,516 $ 122,951 $ 148,683 $ 271,634 NOI (4) $ 96,575 $ 95,673 $ 192,248 $ 96,683 $ 97,149 $ 193,832 Cash Basis NOI (4) $ 86,488 $ 94,685 $ 181,173 $ 86,310 $ 93,991 $ 180,301 NOI Margin % (5) 77.9% 64.0% 70.3% 78.6% 65.3% 71.4% Cash Basis NOI Margin % (6) 75.7% 63.6% 68.9% 76.5% 64.4% 69.7% NOI % Change (0.1)% (1.5)% (0.8)% Cash Basis NOI % Change 0.2% 0.7% 0.5% (1) Prior periods exclude space re-measurements made subsequent to those periods. (2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes some triple net lease rental income. (4) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and pages 24-25 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (5) NOI margin % is defined as NOI as a percentage of rental income. (6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. (7) Consists of MOBs owned continuously since January 1, 2016 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 38 MOB LEASING SUMMA RY MOB LEASING SUMMARY (dollars and sq. ft. in thousands, except per sq. ft. data) As of and For the Three Months Ended 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 Properties 121 120 120 119 119 Buildings 147 146 146 145 145 Total sq. ft. (1) 11,611 11,552 11,552 11,431 11,401 Occupancy (2) 95.8% 96.5% 96.4% 96.5% 95.9% Leasing Activity (sq. ft.): New leases 50 37 51 138 54 Renewals 352 280 186 43 139 Total 402 317 237 181 193 Rent Rate on New and Renewed Leases: New leases $ 34.41 $ 33.18 $ 23.08 $ 26.38 $ 30.42 Renewals $ 23.20 $ 30.78 $ 31.69 $ 31.46 $ 37.42 Average net annual rent $ 24.61 $ 31.06 $ 29.83 $ 27.59 $ 35.48 Leasing Costs and Concession Commitments (3): New leases $ 2,928 $ 1,260 $ 1,567 $ 3,013 $ 2,261 Renewals 4,030 5,970 2,801 434 2,709 Total $ 6,958 $ 7,230 $ 4,368 $ 3,447 $ 4,970 Leasing Costs and Concession Commitments per Sq. Ft. (3): New leases $ 58.04 $ 34.23 $ 30.72 $ 21.89 $ 42.26 Renewals $ 11.45 $ 21.33 $ 15.03 $ 10.09 $ 19.53 All new and renewed leases $ 17.29 $ 22.83 $ 18.40 $ 19.08 $ 25.85 Weighted Average Lease Term (years) (4): New leases 9.7 5.1 5.4 8.1 7.6 Renewals 6.7 4.6 5.6 4.4 6.8 All new and renewed leases 7.2 4.7 5.6 7.1 7.0 Leasing Costs and Concession Commitments per Sq. Ft. per Year (3): New leases $ 6.01 $ 6.65 $ 5.66 $ 2.71 $ 5.56 Renewals $ 1.71 $ 4.62 $ 2.66 $ 2.30 $ 2.89 All new and renewed leases $ 2.40 $ 4.87 $ 3.28 $ 2.69 $ 3.72 (1) Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants. (2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. (4) Weighted based on annualized rental income pursuant to existing leases as of September 30, 2017, including straight line rent adjustments and estimated recurring expense reimbursements and excluding lease value amortization. The above leasing summary is based on leases entered into during the periods indicated.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 39 TENANTS REPRESENTING 1% OR MORE OF TO TA L ANNUALIZED REN TA L INCOM E TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME (dollars in thousands) As of September 30, 2017 % of Annualized Annualized Rental Tenant Facility Type Rental Income (1) Income (1) Expiration 1 Five Star Senior living $ 211,026 27.7% 2024 - 2032 2 Vertex Pharmaceuticals, Inc. (2) MOB - Life science 91,063 11.9% 2028 3 Aurora Health Care, Inc. MOB - Medical office 16,896 2.2% 2024 4 Sunrise Senior Living, Inc. / Marriott Senior living 14,857 1.9% 2023 5 Cedars-Sinai Medical Center MOB - Medical office 14,036 1.8% 2017 - 2025 6 Pacifica Senior Living Senior living 13,424 1.8% 2023 7 Life Time Athletic Wellness center 10,550 1.4% 2028 8 The Scripps Research Institute MOB - Life science 10,177 1.3% 2019 9 Brookdale Senior Living, Inc. Senior living 9,313 1.2% 2032 10 Medtronic, Inc. MOB - Life science 7,891 1.0% 2020 - 2022 11 HCA Holdings, Inc. MOB - Medical office 7,595 1.0% 2018 - 2025 12 Starmark Holdings, LLC Wellness center 7,546 1.0% 2023 13 Reliant Medical Group, Inc. MOB - Medical office 7,384 1.0% 2019 All Other Tenants (3) 340,586 44.8% 2017 - 2035 Total Tenants $ 762,344 100.0% (1) Annualized rental income is based on rents pursuant to existing leases as of September 30, 2017. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers. (2) The property leased by this tenant is owned by a joint venture, in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP. (3) Includes NOI (three months ended September 30, 2017, annualized) from our managed senior living communities.

Senior Housing Properties Trust Supplemental Operating and Financial Data, September 30, 2017 40 PORTFOLIO LEASE EXPIR ATION SCHEDUL E PORTFOLIO LEASE EXPIRATION SCHEDULE (dollars in thousands) As of September 30, 2017 Annualized Rental Income (1) Year Senior Living Communities (2) MOBs Wellness Centers Total Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2017 $ — $ 8,950 $ — $ 8,950 1.2% 1.2% 2018 — 20,318 — 20,318 2.7% 3.9% 2019 590 42,292 — 42,882 5.6% 9.5% 2020 — 32,460 — 32,460 4.3% 13.8% 2021 1,424 22,359 — 23,783 3.1% 16.9% 2022 — 27,196 — 27,196 3.6% 20.5% 2023 28,281 12,141 7,546 47,968 6.3% 26.8% 2024 69,005 38,598 — 107,603 14.1% 40.9% 2025 — 12,862 — 12,862 1.7% 42.6% Thereafter (3) 273,065 154,707 10,550 438,322 57.4% 100.0% Total $ 372,365 $ 371,883 $ 18,096 $ 762,344 100.0% Average remaining lease term for all properties (weighted by annualized rental income): 8.9 years Number of Living Units / Beds or Square Feet with Leases Expiring (4) Living Units / Beds Square Feet Year Senior Living Communities (Units / Beds) (2) Percent of Total Living Units / Beds Expiring Cumulative Percentage of Total Living Units / Beds Expiring MOBs (Square Feet) Wellness Centers (Square Feet) Total Square Feet Percent of Total Square Feet Expiring Cumulative Percentage of Total Square Feet Expiring 2017 — —% —% 198,077 — 198,077 1.7% 1.7% 2018 — —% —% 698,609 — 698,609 5.9% 7.6% 2019 175 0.5% 0.5% 1,324,791 — 1,324,791 11.1% 18.7% 2020 — —% 0.5% 1,453,739 — 1,453,739 12.2% 30.9% 2021 361 1.0% 1.5% 697,422 — 697,422 5.8% 36.7% 2022 — —% 1.5% 1,055,166 — 1,055,166 8.8% 45.5% 2023 2,263 6.5% 8.0% 801,553 354,000 1,155,553 9.7% 55.2% 2024 6,561 18.7% 26.7% 1,461,589 — 1,461,589 12.2% 67.4% 2025 — —% 26.7% 537,584 — 537,584 4.5% 71.9% Thereafter (3) 25,667 73.3% 100.0% 2,894,849 458,000 3,352,849 28.1% 100.0% Total 35,027 100.0% 11,123,379 812,000 11,935,379 100.0% (1) Annualized rental income is based on rents pursuant to existing leases as of September 30, 2017. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers; and includes NOI (three months ended September 30, 2017, annualized) from our managed senior living communities. Rental income amounts also include 100% of rental income as reported under GAAP from a property owned by a joint venture of which we own 55%. (2) Includes triple net leased and managed independent living communities, assisted living communities, continuing care retirement communities and SNFs. Includes NOI (three months ended September 30, 2017, annualized) from our managed senior living communities. (3) Includes 8,807 living units leased to our TRSs. (4) Includes 100% of square feet from a property owned by a joint venture of which we own 55%.